UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2007 (June 27, 2007)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20-4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144
 _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by EV Energy Partners, L.P. on July 3, 2007. The Current Report on Form 8-K is being amended by this Form 8-K/A to include the audited and unaudited financial statements and other information reported by Item 9.01 of Form 8-K. No other amendments to the Form 8-K are being made by this Form 8-K/A (Amendment No. 1).

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited Combined Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2006, 2005 and 2004, which are included in Exhibit 99.1 hereof and are incorporated herein by reference.

Unaudited Combined Statements of Revenues and Direct Operating Expenses for the three months ended March 31, 2007 and 2006, which are included in Exhibit 99.2 hereof and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Combined Financial Statements for the year ended December 31, 2006 and for the six months ended June 30, 2007, which are included in Exhibit 99.3 hereof and are incorporated herein by reference.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

23.2 Consent of KPMG LLP

99.1 Audited Combined Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2006, 2005 and 2004

99.2 Unaudited Combined Statements of Revenues and Direct Operating Expenses for the three months ended March 31, 2007 and 2006

99.3 Unaudited Pro Forma Combined Financial Statements for the year ended December 31, 2006 and for the six months ended June 30, 2007

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: September 12, 2007	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer Chief Financial Officer of EV Management LLC,
general partner of EV Energy GP, L.P.,
general partner of EV Energy Partners, L.P.

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EXHIBIT INDEX

23.2 Consent of KPMG LLP

99.1 Audited Combined Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2006, 2005 and 2004

99.2 Unaudited Combined Statements of Revenues and Direct Operating Expenses for the three months ended March 31, 2007 and 2006

99.3 Unaudited Pro Forma Combined Financial Statements for the year ended December 31, 2006 and for the six months ended June 30, 2007